UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 19, 2007

NYFIX, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21324 (Commission File Number)	06-1344888 (IRS Employer Identification No.)

100 Wall Street, 26th Floor, New York, New York  10005

(Address of principal executive offices)

Registrant’s telephone number, including area code: 646-525-3000

______________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                Other Events

On October 19, 2007, NYFIX, Inc. (the “Company”) issued a press release reporting that the total number of direct order routing messaging channels in the NYFIX MarketplaceTM has now exceeded 7,500.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.                                Financial Statements and Exhibits.

(d)              Exhibits

99.1 Press release of NYFIX, Inc., dated October 19, 2007 reporting that the total number of direct order routing messaging channels in the NYFIX MarketplaceTM has now exceeded 7,500.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYFIX, INC.

	By:	/s/ Scott Bloom
Name: Scott Bloom
Title: Secretary

Dated: October 24, 2007

EXHIBIT INDEX

99.1  Press release of NYFIX, Inc., dated October 19, 2007, reporting that the total number of direct order routing messaging channels in the NYFIX MarketplaceTM has now exceeded 7,500.